                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR EXCHANGE
                          9.375% SENIOR NOTES DUE 2013
                                       OF
                           INNOVA, S. DE R.L. DE C.V.

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
 AT 5:00 P.M., NEW YORK CITY TIME, ON           (THE "EXPIRATION DATE"), UNLESS
                     EXTENDED BY INNOVA, S. DE R.L. DE C.V.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

By Registered Mail or Overnight Carrier:           Facsimile Transmission:                    By Hand Delivery:
         The Bank of New York                   (for eligible institutions only)             The Bank of New York
       Corporate Trust Operations                      (212) 298-1915                     Corporate Trust Operations
          Reorganization Unit                                                                 Reorganization Unit
           101 Barclay Street                                                                 101 Barclay Street
             Floor 7 East                          Confirm by Telephone:                         Floor 7 East
       New York, New York 10286                       (212) 815-6331                       New York, New York 10286
       Attn: Giselle Guadalupe                                                              Attn: Giselle Guadalupe

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          Registered holders of outstanding 9.375% Senior Notes due 2013 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of 9.375% Senior Exchange Notes due 2013 (the "Exchange Notes") may use this Notice of Guaranteed Delivery or one substantially equivalent hereto to tender Outstanding Notes pursuant to the Exchange Offer (as defined below) if: (1) their Outstanding Notes are not immediately available or
(2) they cannot deliver their Outstanding Notes (or a confirmation of book-entry transfer of Outstanding Notes into the account of the Exchange Agent at The Depository Trust Company), the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) they cannot complete the procedure for book-entry transfer on a timely basis.

     This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the prospectus dated (the "Prospectus"), which together with the related Letter of Transmittal constitutes the "Exchange Offer" of Innova, S. de R.L. de C.V.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

          The undersigned hereby tenders the principal amount of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or Authorized Signatory:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Name(s) of Registered Holder(s):________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Principal Amount of Notes Tendered*:

________________________________________________________________________________

________________________________________________________________________________

Certificate No.(s) of Notes (if available):

________________________________________________________________________________

* Must be in denominations of U.S.$10,000 of principal amount at maturity for Rule 144A Global Notes and in denominations of U.S.$1,000 of principal amount at maturity for Regulation S Global Notes and, in both cases, in integral multiples of U.S.$1,000 in excess thereof.

Date:___________________________________________________________________________

Address:________________________________________________________________________

Area Code and Telephone No.:

________________________________________________________________________________

If Notes will be delivered by book-entry transfer, provide information below:

Name of Tendering
Institution: ___________________________________________________________________

Depositary
Account No. with DTC: __________________________________________________________

Transaction Code Number:________________________________________________________

This notice of guaranteed delivery must be signed by the holder(s) exactly as their name(s) appear(s) on certificate(s) for notes or on a security position listing as the owner of notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s):________________________________________________________________________
________________________________________________________________________________
Capacity:_______________________________________________________________________
Address(es):____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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

     DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR PROPERLY TRANSMITTED AGENT'S MESSAGE.

                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, hereby guarantees that the notes to be tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures"), and that the exchange agent will receive (a) such notes, or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company, and (b) a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

     The eligible guarantor institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of transmittal, or a properly transmitted agent's message, and notes, or a book-entry confirmation in the case of a book-entry transfer, to the exchange agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________
                                                                (Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:  ________________

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